Exhibit 99.2

                       GE CAPITAL MORTGAGE SERVICES, INC.

                           DISTRIBUTION DATE STATEMENT

                                 SEPTEMBER 1997

                   REMIC Multi-Class Pass-Through Certificates

                                  Series 1997-1

     Pursuant to the Pooling and Servicing Agreement dated as of January 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     The amounts below (other than for Class R) are for a Single Certificate of $1,000:

1.   The amount of such distribution allocable to principal:

     Class 1-A1....$      146.71034349      Class 1-A13......$        0.00000000
     Class 1-A2....$        9.38215575      Class 1-A14......$        0.00000000
     Class 1-A3....$        0.00000000      Class 1-A15......$        0.00000000
     Class 1-A4....$       26.48822109      Class 1-PO.......$        0.94908885
     Class 1-A5....$       29.40943340      Class 1-M........$        0.70359031
     Class 1-A6....$        0.00000000      Class 1-B1.......$        0.70359104
     Class 1-A7....$        0.00000000      Class 1-B2.......$        0.70359091
     Class 1-A8....$        0.00000000      Class 1-B3.......$        0.70358993
     Class 1-A9....$        0.00000000      Class 1-B4.......$        0.70358889
     Class 1-A10...$        0.00000000      Class 1-B5.......$        0.70359806
     Class 1-A11...$        0.00000000      Class 1-R........$        0.00000000
     Class 1-A12...$        0.00000000      Class 1-RL.......$        0.00000000

2. Principal Prepayments included in the above principal distribution (including the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to Section 2.02, 2.03 (b) or 3.16, respectively, and any amounts deposited pursuant to Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03(a), the proceeds of which are being distributed on such Distribution Date):

     Class 1-A1....$      140.88937407      Class 1-A13......$        0.00000000
     Class 1-A2....$        9.00990359      Class 1-A14......$        0.00000000
     Class 1-A3....$        0.00000000      Class 1-A15......$        0.00000000
     Class 1-A4....$       25.43725821      Class 1-PO.......$        0.91143222
     Class 1-A5....$       28.24256671      Class 1-M........$        0.00000000
     Class 1-A6....$        0.00000000      Class 1-B1.......$        0.00000000
     Class 1-A7....$        0.00000000      Class 1-B2.......$        0.00000000
     Class 1-A8....$        0.00000000      Class 1-B3.......$        0.00000000

     Class 1-A9....$        0.00000000      Class 1-B4.......$        0.00000000
     Class 1-A10...$        0.00000000      Class 1-B5.......$        0.00000000
     Class 1-A11...$        0.00000000      Class 1-R........$        0.00000000
     Class 1-A12...$        0.00000000      Class 1-RL.......$        0.00000000

3. The amount of such distribution to the Certificateholders of each class, allocable to Interest:

     Class 1-A1....$        0.89860118      Class 1-A13......$        0.00000000
     Class 1-A2....$        6.12500023      Class 1-A14......$        6.25000000
     Class 1-A3....$        6.12500000      Class 1-A15......$        6.25000000
     Class 1-A4....$        6.12500000      Class 1-M........$        6.22023106
     Class 1-A5....$        4.69832335      Class 1-B1.......$        6.22023194
     Class 1-A6....$        5.10416697      Class 1-B2.......$        6.22023030
     Class 1-A7....$        2.23576080      Class 1-B3.......$        6.22022946
     Class 1-A8....$        6.25000000      Class 1-B4.......$        6.22023333
     Class 1-A9....$        6.04166667      Class 1-B5.......$        6.22023160
     Class 1-A10...$        0.06666667      Class 1-R........$        6.30000000
     Class 1-A11...$        0.14166667      Class 1-RL.......$        6.30000000
     Class 1-A12...$        6.25000000      Class 1-S........$        0.30494796

4.   Accrual Amount:

     Class A13A..............................$           0.00
     Class A13B..............................$       1,958.59

5.   The amount of  servicing  compensation  received by the Company  during the
     month preceding the month of distribution:..............$         59,825.60

     The amounts below are for the aggregate of all Certificates.

6.   The  Pool  Scheduled  Principal  Balances  of  each  Mortgage  Pool  on the preceding  Due Date after giving effect to all  distributions  allocable to
     principal made on such Distribution Date:...............$    276,600,173.54

     The aggregate number of Mortgage Loans included in the Scheduled  Principal
     Balance set forth above:................................                969

7. The Class Certificate Principal Balance of each Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such Distribution Date:

                             Class Certificate                Single
                             Principal Balance         Certificate Balance
                             -----------------         -------------------

     Class 1-A1...........$              0.00     $                      0.00
     Class 1-A2...........$     21,344,842.69     $                    990.62
     Class 1-A3...........$     59,904,000.00     $                  1,000.00
     Class 1-A4...........$     77,507,113.79     $                    973.51
     Class 1-A5...........$     13,084,595.64     $                    891.08
     Class 1-A6...........$      2,791,000.00     $                  1,000.00
     Class 1-A7...........$     15,875,595.64     $                    908.47
     Class 1-A8...........$     25,145,000.00     $                  1,000.00
     Class 1-A9...........$     24,000,000.00     $                  1,000.00
     Class 1-A10..........$     24,000,000.00     $                  1,000.00
     Class 1-A11..........$     24,000,000.00     $                  1,000.00
     Class 1-A12..........$      3,480,000.00     $                  1,000.00
     Class 1-A13..........$        315,332.30     $                     51.71
     Class 1-A14..........$     31,000,000.00     $                  1,000.00
     Class 1-A15..........$      2,500,000.00     $                  1,000.00
     Class 1-PO...........$        606,493.01     $                    982.41
     Class 1-M............$      4,476,394.91     $                    994.53
     Class 1-B1...........$      3,730,494.85     $                    994.53
     Class 1-B2...........$      3,281,960.28     $                    994.53
     Class 1-B3...........$      1,343,614.65     $                    994.53
     Class 1-B4...........$        895,080.07     $                    994.53
     Class 1-B5...........$      1,194,051.35     $                    994.53
     Class 1-R............$            100.00     $                  1,000.00
     Class 1-RL...........$            100.00     $                  1,000.00
     Class 1-S............$    250,628,844.18     $                    915.98

8.   The  following   pertains  to  any  real  estate   acquired  on  behalf  of
     Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage Loan:

     book value.......................................$                     0.00
     unpaid principal balance.........................$                     0.00
     number of related mortgage loans.................                         0

9. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were:

     (a)  delinquent
          (1)  30-59 days
                        Number   8   Principal Balance $            2,241,784.15
          (2)  60-89 days
                        Number   1   Principal Balance $              326,428.27
          (3)  90 days or more
                        Number   2   Principal Balance $              664,341.04

     (b)  in foreclosure
                        Number   3   Principal Balance $            1,148,344.57

10.  The Scheduled  Principal  Balance of any Mortgage Loan replaced pursuant to
     Section 2.03(b),  and of any Modified  Mortgage Loan purchased  pursuant to
     Section 3.01(c): .................................$                    0.00

11. The Certificate Interest Rates, applicable to the Interest Accrual Period relating to such Distribution Date:

          Class 1-S: ..................................                0.390300%


     1.  Senior Percentage for such Distribution Date: ........     94.68138400%

     2.  Group I Senior Percentage for such Distribution Date:      94.68138400%

     3.  Group II Senior Percentage for such Distribution Date:      0.00000000%

     4.  Senior Prepayment Percentage for such Distribution Date:  100.00000000%

     5.  Group I Senior Prepayment Percentage for such
         Distribution Date: ..................................     100.00000000%

     6.  Group II Senior Prepayment Percentage for such
         Distribution Date: ..................................       0.00000000%

     7.  Junior Percentage for such Distribution Date: ........      5.31861600%

     8.  Junior Prepayment Percentage for such Distribution Date:    0.00000000%